POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Michael L. Bennett

hereby constitute and appoint William D. Harvey, Eliot G. Protsch, Patricia L. Kampling, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s preferred stock and unsecured debt securities (the “Securities”) in an aggregate amount of up to $450,000,000, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 2nd day of November, 2007.

/s/ Michael L. Bennett
Michael L. Bennett

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Darryl B. Hazel

hereby constitute and appoint William D. Harvey, Eliot G. Protsch, Patricia L. Kampling, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s preferred stock and unsecured debt securities (the “Securities”) in an aggregate amount of up to $450,000,000, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 2nd day of November, 2007.

/s/ Darryl B. Hazel
Darryl B. Hazel

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

James A. Leach

hereby constitute and appoint William D. Harvey, Eliot G. Protsch, Patricia L. Kampling, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s preferred stock and unsecured debt securities (the “Securities”) in an aggregate amount of up to $450,000,000, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 2nd day of November, 2007.

/s/ James A. Leach
James A. Leach

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Singleton B. McAllister

hereby constitute and appoint William D. Harvey, Eliot G. Protsch, Patricia L. Kampling, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s preferred stock and unsecured debt securities (the “Securities”) in an aggregate amount of up to $450,000,000, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 2nd day of November, 2007.

/s/ Singleton B. McAllister
Singleton B. McAllister

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Ann K. Newhall

hereby constitute and appoint William D. Harvey, Eliot G. Protsch, Patricia L. Kampling, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s preferred stock and unsecured debt securities (the “Securities”) in an aggregate amount of up to $450,000,000, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 2nd day of November, 2007.

/s/ Ann K. Newhall
Ann K. Newhall

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Dean C. Oestreich

hereby constitute and appoint William D. Harvey, Eliot G. Protsch, Patricia L. Kampling, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s preferred stock and unsecured debt securities (the “Securities”) in an aggregate amount of up to $450,000,000, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 2nd day of November, 2007.

/s/ Dean C. Oestreich
Dean C. Oestreich

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

David A. Perdue

hereby constitute and appoint William D. Harvey, Eliot G. Protsch, Patricia L. Kampling, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s preferred stock and unsecured debt securities (the “Securities”) in an aggregate amount of up to $450,000,000, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 2nd day of November, 2007.

/s/ David A. Ferdue
David A. Perdue

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Judith D. Pyle

hereby constitute and appoint William D. Harvey, Eliot G. Protsch, Patricia L. Kampling, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s preferred stock and unsecured debt securities (the “Securities”) in an aggregate amount of up to $450,000,000, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 2nd day of November, 2007.

/s/ Judith D. Pyle
Judith D. Pyle

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Carol P. Sanders

hereby constitute and appoint William D. Harvey, Eliot G. Protsch, Patricia L. Kampling, Thomas L. Hanson and F. J. Buri, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the offering from time to time by the Company of shares of the Company’s preferred stock and unsecured debt securities (the “Securities”) in an aggregate amount of up to $450,000,000, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 2nd day of November, 2007.

/s/ Carol P. Sanders
Carol P. Sanders